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                                                                    Exhibit 32.1



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2004, I, Andrew J. Ryback, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      1) such Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in such Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Plumas Bancorp.


Date:  November 10, 2004                 /s/ Andrew Ryback
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                                      Andrew J. Ryback, Chief Financial Officer